EXHIBIT 99.2

Cannabis Kinetics Corp.

Pro Forma Financial Statements

(Unaudited)

Pro Forma Balance Sheet as at May 31, 2014	PF - 2

Pro Forma Statement of Operations for the Year Ended November 30, 2013	PF - 3

Pro Forma Statement of Operations for the Six Months Ended May 31, 2014	PF - 4

Notes to the Pro Forma Financial Statements	PF - 5

PF - 1

Cannabis Kinetics Corp.

Pro Forma Balance Sheet

As at May 31, 2014

(Unaudited)

	Cannabis Kinetics Corp. As at May 31, 2014 $	REM International LLC As at June 30, 2014 $		Pro Forma Adjustments Note 3 $	Pro Forma $
ASSETS
Current Assets
Cash	105,819	215		–	106,034
Total Assets	105,819	215		–	106,034

LIABILITIES
Current Liabilities
Accounts payable and accrued liabilities	8,500	–		–	8,500
Due to related party	91,000	–		–	91,000
Purchase price payable	–	–	(b)	118,500	118,500
Total Liabilities	99,500	–		118,500	218,000

SHAREHOLDERS’ EQUITY (DEFICIT)

Preferred Stock Authorized: 10,000,000 shares, par value of $0.01 per share

Series A Preferred Stock, 5,500,000 shares authorized No shares issued and outstanding	–	–		–	–

Series B Preferred Stock, 750,000 shares authorized 8,958 shares issued and outstanding	9	–		–	9

Common Stock (Note 4) Authorized: 261,000,000 shares, par value of $0.001 per share	29,021	–	(a)	1,500	30,521
Member’s equity	–	(26,030)	(a)	26,030	–
Additional paid-in capital	244,247	–	(a)	(294,488)	(116,741)
			(b)	(118,500)
Retained earnings (deficit)	(266,958)	26,245	(a)	266,958	26,245
Total Stockholders’ Equity (Deficit)	6,319	215		(118,500)	(111,966)
Total Liabilities and Stockholders’ Equity (Deficit)	105,819	215		–	106,034

Purchase price payable The accompanying notes are an integral part of the unaudited pro forma financial statements.

PF - 2

Cannabis Kinetics Corp.

Pro Forma Statement of Operations

For the Year Ended November 30, 2013

(Unaudited)

	Cannabis Kinetics Corp. Year Ended November 30, 2013 $	REM International LLC Period from Incorporation on March 18, 2013 to December 31, 2013 $	Pro Forma Adjustments Note 3 $	Pro Forma $
Revenues
Consulting	–	17,260	–	17,260

Total Revenues	–	17,260	–	17,260

Cost of Revenues	–	(1,400)	–	(1,400)

Gross Profit	–	15,860	–	15,860

Operating Expenses

General and administrative	(44,563)	(870)	–	(45,433)

Net Income (Loss)	(44,563)	14,990	–	(29,573)

Pro Forma Net Loss Per Share – Basic and Diluted (Note 5)				(0.01)

Pro Forma Weighted Average Shares Outstanding – Basic and Diluted				30,503,780

The accompanying notes are an integral part of the unaudited pro forma financial statements.

PF - 3

Cannabis Kinetics Corp.

Pro Forma Statement of Operations

For the Six Months Ended May 31, 2014

(Unaudited)

	Cannabis Kinetics Corp. Six Months Ended May 31, 2014 $	REM International LLC Six Months Ended June 30, 2014 $	Pro Forma Adjustments Note 3 $	Pro Forma $
Revenues
Consulting	–	14,375	–	14,375

Total Revenues	–	14,375	–	14,375

Operating Expenses

General and administrative	(176,223)	(3,120)	–	(179,343)

Net Income (Loss)	(176,223)	11,255	–	(164,968)

Pro Forma Net Loss Per Share – Basic and Diluted (Note 5)				(0.01)

Pro Forma Weighted Average Shares Outstanding – Basic and Diluted				30,501,910

The accompanying notes are an integral part of the unaudited pro forma financial statements.

PF - 4

Cannabis Kinetics Corp.

Notes to Pro Forma Financial Statements

(Unaudited)

1.	Basis of Presentation

Pursuant to an Asset Purchase Agreement dated June 6, 2014, Cannabis Kinetics Corp. (“Cannabis Kinetics” or the “Company”) agreed to purchase substantially all of the assets of REM International LLC (“REM”), a Colorado limited liability company, in consideration for $118,500 and 1,500,000 shares of common stock.

These unaudited pro forma financial statements (“pro forma financial statements”) have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP) and are expressed in US dollars. These pro forma financial statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent annual financial statements of Cannabis Kinetics and REM.

These pro forma financial statements have been compiled from and include:

(a)

an unaudited pro forma balance sheetcombining the unaudited interim balance sheet of Cannabis Kinetics as at May 31, 2014, with the unaudited interim balance sheet of REM as at June 30, 2014, giving effect to the transaction as if it occurred on May 31, 2014.

(b)

an unaudited pro forma statement of operationscombining the audited annual statement of operations of Cannabis Kinetics for the year ended November 30, 2013, with the audited annual statement of operations of REM for the period from incorporation on March 18, 2013 to December 31, 2013, giving effect to the transaction as if it occurred on December 1, 2012.

(c)

an unaudited pro forma statement of operations combining the unaudited interim statement of operations of Cannabis Kinetics for the six months ended May 31, 2014, with the unaudited interim statement of operations of REM for the six months ended June 30, 2014, giving effect to the transaction as if it occurred on December 1, 2013.

The unaudited pro forma financial statements have been compiled using the significant accounting policies as set out in the audited financial statements of the Company for the year ended November 30, 2013. Based on the review of the accounting policies of REM, it is Cannabis Kinetics management’s opinion that there are no material accounting differences between the accounting policies of Cannabis Kineticsand REM. The unaudited pro forma financials statements should be read in conjunction with the historical financial statements and notes thereto of Cannabis Kinetics.

It is management’s opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with the Company’s accounting policies.

The unaudited pro forma financial statements are not intended to reflect the results of operations or the financial position of the Company which would have actually resulted had the proposed transaction been effected on the dates indicated. Further, the unaudited pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future. The actual pro forma adjustments will depend on a number of factors, and could result in a change to the unaudited pro forma financial statements.

2.	Proposed Transactions

On June 6, 2014, the Company entered into an Asset Purchase Agreement pursuant to which the Company agreed to purchase substantially all of the assets of REM, a Colorado limited liability company, in consideration for 1,500,000 shares of common stock. Pursuant to an amendment dated September 2014, the cash component is to be paid in monthly instalments over a twelve month period, commencing on the closing date of the amendment and payable on the 10th of each month thereafter for the next eleven consecutive months as follows: $7,000 on closing of the amendment, $7,000 per month for the first five months and $12,750 per month for the following six months.

The Asset Purchase Agreement was treated as a reverse merger with REM deemed the accounting acquirer and Cannabis Kinetics deemed the accounting acquiree under the purchase method of accounting. The reverse merger is deemed a recapitalization and the pro forma financial statements represent the continuation of the financial statements of REM (the accounting acquirer/legal subsidiary) except for its capital structure, and the pro forma financial statements reflect the assets and liabilities of REM recognized and measured at their carrying value before the combination and the assets and liabilities of Cannabis Kinetics (the legal acquiree/legal parent). The equity structure reflects the equity structure of Cannabis Kinetics, the legal parent, and the equity structure of REM, the accounting acquirer, as restated to reflect the number of shares of the legal parent.

3.	Pro Forma Assumptions and Adjustments

The unaudited pro forma financial statements incorporate the following pro forma assumptions and adjustments:

(a)

In connection with the closing of the Asset PurchaseAgreement, Cannabis Kinetics agreed to acquire substantially all of the assets of REM from the owner of REM in exchange for the issuance by Cannabis Kinetics of 1,500,000 shares of the common stock.

(b)

The cash component of the purchase price is to be paid in monthly instalments over a twelve month period, commencing on the closing date of the amendment and payable on the 10th of each month thereafter for the next eleven consecutive months as follows: $7,000 on closing of the amendment, $7,000 per month for the first five months and $12,750 per month for the following six months.

(c)

The acquisition has been accounted for using the purchase method with REM identified as the acquirer and the business acquired recorded at book value. REM’s common stock and Cannabis Kinetics’ accumulated deficit as at May 31, 2014, are eliminated upon recapitalization.

PF - 5

Cannabis Kinetics Corp.

Notes to Pro Forma Financial Statements

(Unaudited)

4.	Pro Forma Share Capital

Pro forma share capital as at May 31, 2014 has been determined as follows:

	Number of Shares	Amount
Issued common shares of Cannabis Kinetics	29,020,701	$29,021
Shares issued for asset acquisition of REM	1,500,000	1,500
Pro forma balance	30,520,701	$30,521

5.	Pro Forma Net Loss Per Share

Pro forma basic and diluted net loss per share for the year ended November 30, 2013, and for the six months ended May 31, 2014, have been calculated based on the weighted average number of common stock issued during the period plus all common stock issuances relating to the proposed transaction. The common stockissued pursuant to the proposed transaction have been treated as issued on December 1, 2012, and December 1, 2013, respectively.

	Year Ended November 30, 2013	Six Months Ended May 31, 2014
Basic pro forma net loss per share computation
Numerator:
Pro forma net loss available to shareholders	$(29,573)	$(164,968)

Denominator:
Weighted average shares of common stock outstanding	29,000,001	29,001,910
Shares issued pursuant to asset purchase agreement	1,500,000	1,500,000
Pro forma weighted average shares outstanding – basic and diluted	30,500,001	30,501,910
Pro forma net loss per share – basic and diluted	–	(0.01)

PF - 6